                           MOYCO TECHNOLOGIES, INC.
                      (Formerly Moyco Industries, Inc.)
                              200 Commerce Drive
                     Montgomeryville, Pennsylvania 18936
                                    ------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 11, 1996
                                    ------

To the Stockholders of Moyco Technologies, Inc.

   Notice is hereby given that the Annual Meeting of Stockholders of Moyco Technologies, Inc. will be held at the offices of the Company, 200 Commerce Drive, Montgomeryville, Pa. 18936, on Wednesday, December 11, 1996, at 1:00 p.m., Eastern Standard Time, for the following purposes:

       1. Election of Five (5) directors for the ensuing year.

       2. Ratification of amendment to Moyco Technologies, Inc. Key Stock Option Plan of October 30, 1992 which was voted at Board of Directors meeting of October 31, 1996.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record as of the close of business on November 1, 1996, will be entitled to notice of or to vote at the meeting or any adjournment or adjournments thereof. The Company's transfer books will not be closed.

   Whether or not you intend to be present in person at the meeting, please sign, date and promptly return the enclosed Proxy. If you attend the meeting and vote in person, the Proxy will not be used.

                                          By the order of the Board of
                                          Directors


                                               /s/  William G. Woodhead
                                          -----------------------------------
                                                    William Woodhead,
                                                        Secretary

Dated: November 18, 1996

                           MOYCO TECHNOLOGIES, INC.
                              200 COMMERCE DRIVE
                     MONTGOMERYVILLE, PENNSYLVANIA 18936
                                    ------
                               PROXY STATEMENT
                                    ------

   The accompanying Proxy is solicited by the management of Moyco Technologies, Inc. (hereinafter called the "Company"). All shares represented by proxies will be voted at the annual meeting of shareholders on December 11, 1996, and all adjournments thereof in the manner designated, or if no designation is made, they will be voted for the election of the directors. This Proxy Statement and the accompanying form of Proxy are being mailed to the stockholders on or about November 19, 1996. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation to the office of the Company, 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, or at the meeting without, however, affecting any vote previously taken. The presence of a stockholder at the meeting will not operate to revoke a proxy, but the casting of a ballot by stockholder who is present at the meeting will revoke a proxy as to the matter on which the ballot is cast.

   The Company will bear the cost of soliciting proxies. Proxies are being solicited by mail and, in addition, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals. The Company will not use the services of a professional organization.

   Only stockholders of record as of the close of business on November 1, 1996 will be entitled to vote at the meeting. Outstanding voting securities of the Company on that date were 4,140,340 shares of common stock. Each of the outstanding shares is entitled to one vote. The holders of stock do not have cumulative voting rights.

   Stock may be voted in person or by proxy appointed by a writing signed by a stockholder. No proxy will be revoked by the death or incapacity of the maker unless written notice of such death or incapacity is given to the Company by the fiduciary having control of the shares represented by the proxy.

   The Company's annual report to the stockholders for its fiscal year ended June 30, 1996, including audited financial statements, is being mailed to all stockholders herewith.

                            PRINCIPAL STOCKHOLDERS

   The only persons who owned of record, or were known by the Company to own beneficially, on November 1, 1996, more than 5% of the Company's outstanding Common Stock are the following:

                                                  Amount          Percentage
                                               Beneficially           of
Title of Class        Name and Address            Owned              Class
 --------------     --------------------      ---------------     ------------
Common Stock       Marvin E. Sternberg ......  2,922,565(1)(2)       70.58%
                   937 Mt. Pleasant Rd.
                   Bryn Mawr, PA 19010

------
(1) Of these shares 2,408,355 shares are held by Marvin E. Sternberg, both of record and beneficially; 16,900 shares are held by Susan Sternberg, wife of Marvin E. Sternberg, both of record and beneficially; and 497,310 shares are held by Susan Sternberg and T. Allen Lipsky, as trustees of trusts consisting of 165,770 shares each for the respective beneficial interests of Joseph S. Sternberg, Mark E. Sternberg and Janet L. Sternberg, children of Marvin E. Sternberg and Susan Sternberg.

(2) None of Marvin E. Sternberg, Susan Sternberg nor T. Allen Lipsky claim any beneficial interests in the shares herein described which are not listed herein as being held for his or her respective legal and beneficial interest.

                            ELECTION OF DIRECTORS

   The persons named in the accompanying proxy intend to vote for the following persons as directors of the Company, such persons to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified:

                                 Amount Beneficially         Percent of Total
                                       Owned at                 Outstanding
           Name                    November 1, 1996          Common Shares
 ------------------------         -------------------         ----------------
Marvin E. Sternberg  ....             2,922,565                    70.58%
Jerome Lipkin  ..........               126,650                     3.05%
William Woodhead  .......                10,200                      .24%
Irvin Paul  .............                  None                       --
Marvin Cravetz  .........                  None                       --
All Directors as a Group              3,059,415                    73.88%
------
(1) Including 497,310 shares held by independent trustees for the benefit of Mr. Sternberg's children, and 16.900 shares held by Susan Sternberg, wife of Mr. Sternberg.

   Marvin E. Sternberg (age 62) is the Chairman of the Board, President and a director of the Company. He has been an officer and director of the Company since 1974.

   Jerome Lipkin (age 63) joined the Company in 1974 as assistant to the Vice President. He was elected Vice President in Charge of Operations in 1978, as well as to the Board of Directors.

   William Woodhead (age 59) joined the Company in January 1985 as Controller. He was elected Secretary and a Director in December of 1985.

   Dr. Irvin Paul (age 67) is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a director of the Company since 1975.

   Dr. Marvin Cravetz D.D.S. (age 59) was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a director of the Company since 1985.

               INFORMATION REGARDING THE BOARD OF DIRECTORS AND
                     THE AUDIT AND COMPENSATION COMMITTEE

   Marvin E. Sternberg, Jerome Lipkin, and William Woodhead attended the only formal board meeting held during the course of the fiscal year. Messrs. Paul and Cravetz did not attend this meeting. There were additional informal meetings held at least once a month attended by the above-mentioned three directors. Neither employee nor non-employee directors of the Company are compensated for their services as directors; however, travel expenses incurred to attend a meeting are reimbursable. The Board of Directors has no standing Nominating Committee.

   The Board of Directors of the Company has an Audit and Compensation Committee consisting currently of Messrs. Sternberg (Chairman), Lipkin and Woodhead. The function of the Committee concerning Audit is to make recommendations to the Board regarding the engagement of the Company's independent auditor, to review arrangements for and scope of the independent audit and to review the scope of any non-audit services which might be performed for the Company by the independent auditor. The function of the Committee concerning Compensation is to review compensation of officers and to review transactions in which officers, directors or employees may have a potential conflict of interest. During the fiscal year ended June 30, 1996, there were several informal meetings of the members at which Committee business was discussed.

                              STOCK OPTION PLAN

   On October 30, 1992 the Board of Directors adopted a Key Employee Stock Option Plan (the "Plan"), which was approved by vote of the Company's shareholders in 1992. The Key Employee Stock Option Plan is currently limited by its terms to grants of stock options to employees, including directors, of Moyco. The Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to amend the Plan to permit similar grants of incentive compensation to non-employee directors, and accordingly on October 31, 1996, the Board of Directors adopted an amendment to the Stock Option Plan as hereinbelow described.

   The purpose of the Plan is to further the long-term growth of the Company by offering incentive compensation relating to the long term performance goals of those employees and non- employee directors who will be responsible for planning, directing and achieving such growth. The Plan is also intended to be a means of reinforcing the commonality of interest between the Company and employees and non-employee directors, and as an aid in attracting and retaining employees and non-employee directors of outstanding abilities and specialized skills. Unless sooner terminated by the shareholders of the Company or the Board, the Plan shall remain in effect for a period of ten years from the original date of the Plan's adoption by the Board.

   The Plan is to be administered by the Moyco Technologies Stock Option Plan Committee of the Company's Board of Directors (the "Committee"). The members of the Committee are to be appointed by the Company's Board of Directors to serve until their respective successors have been appointed, and shall consist of two or more non-employee directors. Irvin Paul and Marvin Cravetz are currently members of the Committee. The Committee shall have sole discretion to select the employees, including an employee who is an officer or a director of the Company, to whom Options may be granted, to determine the amounts of such grants and to interpret, construe and implement the Plan. All non-employee directors will receive Options under the terms of the Plan, as amended.

   An aggregate of 200,000 shares of Common Stock of the Company are authorized for Options granted from time to time. Key employees, including an employee who is a director or an officer, who are selected from time to time by the Committee are eligible to receive Options under the Plan. Since the Plan provides for discretion in the selection of employees to whom grants will be made, it is impossible to determine the number of persons who will participate. Options for no more than five percent of the shares of Common Stock subject to the Plan may be granted to any individual owning more than ten percent of the issued and outstanding Common Stock. The Plan, as amended, will provide a one time grant to each non-employee director of an Option for one thousand (1,000) shares of Common Stock of the Company. Options granted to non-employee directors will expire five (5) years from the date of grant. Each Option granted to non-employee directors is vested and exercisable in full on the date of grant.

   The purchase price for Common Stock under each Option is the Fair Market Value of the Common Stock at the time the Option is granted, but in no event less than the par value of the Stock. The Option price is to be paid in full at the time an Option is exercised in cash or in shares of Common Stock with a current Fair Market Value equivalent to the Option price. Options granted under the Plan to employees are exercisable during a period of 10 years from the date of grant. If an optionee ceases to be employed by the Company, the employees' Option terminates immediately. If the optionee's cessation of employment is due to retirement with the Company's consent, the optionee may exercise the Option within three months after cessation of employment. If an optionee dies while employed by the Company, or within three months after having retired with the Company's consent, the executor or administrator, legatee or heir, if there be no executor or administrator shall have the right to exercise the Option to the extent the deceased optionee was entitled to exercise the Option.

   No Option granted under the Plan to an employee is transferable except by will or pursuant to a qualified domestic relations order or the laws of descent and distribution. Options granted to non-employee directors are transferrable to the spouse or children of the non-employee director and by will or by the laws of descent and distribution.

   The plan provides for appropriate adjustments of the provisions of outstanding Options and the number of shares available for future awards in the event of any changes in the outstanding Common Stock by reason of merger, stock splits or similar events. The Board of Directors may terminate, amend or modify the Plan at any time; provided, however, that no such action of the Board of Directors shall in any manner affect any Option theretofore granted to an optionee under the Plan without the consent of the optionee. Neither the granting of adoption nor the execution of an Option agreement shall affect the terms and conditions of an optionee's employment. In the absence of a specific agreement to the contrary, the Company may terminate an optionee's employment at any time, subject to applicable state or federal employment laws.

   The Board of Directors recommends approval of the Stock Option Plan, as amended. A vote of approval by the holders of the majority of the shares is required for the Plan's approval.

                    REMUNERATION OF OFFICERS AND DIRECTORS

   The following table sets forth information concerning cash compensation paid to each of the three most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 and to all officers including "executive officers" of the Company as a group for services rendered to the Company during fiscal 1996:

                                                                                    (C)
                                                                          Cash and Cash-Equivalent
                                                                             Form of Renumeration
                                                                          ------------------------
         (A)                      (B)                    (C1)                       (C2)
       Name of                                                                  Securities or
      Individual                                    Salaries, Fees,           Property Insurance
       Or Number               Capacities           Directors Fees,              Benefits or
      Of Persons                In Which              Commissions               Reimbursement,
       In Group                  Served               and Bonuses             Personal Benefits
       --------                  ------               -----------             -----------------
Marvin E. Sternberg    Chairman of the Board and      $270,000                        *
                        President
Jerome Lipkin  ......  Vice President                  122,470
William G. Woodhead    Secretary-Treasurer              93,000
Officers and Directors as a Group (5) ..........      $485,470                        *

------
* Less than 10% of compensation for any individual.

   Key Employee Stock Option Plan was approved at the Annual Meeting of Stockholders held December 9, 1992 by a majority of the shares voted.

   The Company Stock Option Committee for the next fiscal year ending June 30, 1997, will be composed of Marvin E. Sternberg, Jerome Lipkin and William Woodhead and is responsible for the administration of the Company Key Employee Stock Option Plan of October 30, 1992.

   Profit Sharing and 401(k) Plan: Under the Profit Sharing Plan, the Company contributes to the Plan based on earnings of the Company with the amount determined by the Board of Directors each year.

   Under the 401(k) Plan, the Company contributes up to 3% percent of the first 6% of each employee's contribution.

   These plans serve to retain employees and executives since profit sharing funds and employee 401(k) contribution funds do not fully vest until after the seventh year of employment with the Company.

   The following table sets forth information concerning payments and contributions by the Company under the Profit Sharing Plan and under a 401K Plan of the Company to or for each of the executive officers of the Company, for all executive officers as a group and for all employees as a group excluding the executive officers.

            (A)                               (B)                                        (C)
                                      Profit Sharing Plan                        401K Plan for period
     Name of Executive             for period of Fiscal Year                        of Fiscal Year
   Officer and capacity       -------------------------------------   -------------------------------------------
      in which served             1994           1995        1996        1994            1995           1996
 --------------------------   ------------   ------------    ------   ------------   ------------   ------------
Marvin E. Sternberg,
Chairman of the Board &
  President ...............    $ 2,702.10     $ 1,433.97       0      $ 5,700.00      $ 5,379.50     $ 3,450.00
Jerome Lipkin,
Vice President  ...........    $   996.28     $   580.49       0      $ 3,136.50      $ 3,396.00     $ 3,587.00
William Woodhead,
Secretary/Treasurer  ......    $   706.05     $   396.73       0      $ 2,122.50      $ 2,331.00     $ 2,550.00
Total -- All Executive
  Officers ................    $ 4,404.43     $ 2,411.19       0      $10,959.00      $11,006.50     $ 9,587.00
Total -- All Employees As
  A Group (excluding
  Executive Officers) .....    $20,595.57     $12,588.81       0      $48,731.19      $56,319.00     $50,507.15


                                OTHER MATTERS

   Management does not intend to bring before the meeting any other matter and does not know of any matter which anyone else proposes to present for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

   Any shareholder proposal intended to be presented at the Company's 1997 Annual Meeting must be received by the Secretary of the Company, 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, no later than July 28, 1997 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                                   AUDITORS

   The independent public accountants for the fiscal year ended June 30, 1996 and for the current year is the firm of Heffler, Radetich & Saitta, L.L.P. A representative of Heffler, Radetich & Saitta, L.L.P. is expected to be present at the stockholders meeting. He will be given an opportunity to make a statement if he desires to do so and is expected to be available to answer questions. The accountants performed no services for the Company other than auditing during the past fiscal year. The rendering of such auditing services by Heffler, Radetich & Saitta, L.L.P was approved by the Board of Directors of the Company prior to the rendering thereof, and the Audit Committee confirmed the continued independence of said accountants.

                                          By Order of the Board of Directors


                                          /s/ William G. Woodhead
                                          -----------------------------------
                                                        Secretary

Dated: November 18, 1996

PROXY
                           MOYCO TECHNOLOGIES, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints William Woodhead and Marvin E. Sternberg, or either of them, with full power of substitution and revocation, proxies for the undersigned to attend and to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the offices of the Company at 200 Commerce Drive, Montgomeryville, Pa. 18936 on Dec. 11, 1996 at 1:00 P.M. (Eastern Standard Time) and at any adjournments thereof as follows.

1. ELECTION OF DIRECTORS
  [ ] FOR all nominees listed below (except [ ] WITHHOLD AUTHORITY to vote
      as marked to the contrary below)          for all nominees listed below

Marvin E. Sternberg  Jerome Lipkin  William Woodhead  Irvin Paul  Marvin Cravetz

INSTRUCTION; TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

             ----------------------------------------------------------------
                          (Please date and sign on reverse side)

                        (Continued from reverse side)
2. Ratification of amendment to Moyco Technologies, Inc. Key Stock Option Plan of October 30, 1992 which was voted at the Board of Directors meeting of October 31, 1996.

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

   When shares are held by joint owners, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            Dated:__________________________________, 1996

________________________________________    ______________________________________________
            Please Print Name               Signature (sign exactly as name appears below)

________________________________________    ______________________________________________
            Please Print Name                     Signature of co-owner, if any